                                  EXHIBIT 21

                        SUBSIDIARIES OF THE REGISTRANT


PARENT

FirstBank




                                   PERCENTAGE                     STATE OF
SUBSIDIARY                           OWNED                     INCORPORATION
----------                           -----                     -------------

First Equity Development             100%                       New Mexico
  Corporation


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(a) The operations of this subsidiary are included in the consolidated financial statements contained in the 1999 Annual Report to stockholders incorporated herein by reference.